Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated August 7, 2020 to the prospectus dated May 1, 2020 for:

•	VUL LegacySM
•	VUL OptimizerSM

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the appendix titled “State policy availability and/or variations of certain features and benefits” for policies issued in Florida on or after August 17, 2020. As applicable to your policy, please note the following changes described below.

States where certain policy features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation
Florida	Long Term Care Servicessm Rider	In Florida, we refer to this rider as the “Long Term Care Insurance Rider” (Rider Form No. R19-LTCSR-FL-A (Equitable Financial Life Insurance Company), R19-LTCSR-FL-B (Equitable Financial Life Insurance Company of America) for policies issued on or after August 17, 2020.

See “Long Term Care Servicessm Rider” in “Risk/ benefit summary: Charges and expenses you will pay”

The monthly charge per $1,000 of the amount for

which we are at risk:

With the optional Nonforfeiture benefit:

Highest: $1.40

Lowest: $0.07

Representative: $0.16

Without the optional Nonforfeiture benefit:

Highest: $1.40

Lowest: $0.07

Representative: $0.16

See “Long-Term Care Servicessm Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

Elimination period (New LTCSR)

There is no requirement that the required number of days of the elimination period must be accumulated within a continuous period of two years.

The “Period of coverage” subsection is replaced in its entirety with the following:

The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care ServicesSM Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

State	Features and benefits	Availability or variation

2. the date we determine the insured person is no longer eligible to receive Qualified Long-Term Care Services under this rider;

3. the date you request that we terminate benefit payments under this rider;

4. the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture Benefit has been paid out);

5. the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have);

6. the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; and

7. the date of death of the insured person.

The “Preexisting Conditions Limitation” subsection is replaced in its entirety with the following:

No benefits will be provided under this rider during the first six months from the later of the register date of the policy and the effective date of the restored policy for long-term care services received by the insured person due to a preexisting condition. A preexisting condition is defined as a condition for which medical advice or treatment was received by (or recommended to) the insured person from a provider of health care services within 180 days before the effective date of this rider. Days of chronic illness of the insured person for a preexisting condition during the first 180 days that this rider is in force will not count toward meeting the elimination period. If the policy was restored, this limitation does not apply if the preexisting condition is cognitive impairment or loss of functional capacity.

See “Long-Term Care Servicessm Rider (New LTCSR)” under “Optional rider charges” in “More information about policy charges”

The following replaces the first two sentences of the first paragraph of this section:

If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.40 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.40 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2020 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

EVM-20-20 (8.20)	Catalog No. 161761 (8.20)
VUL Optimizer / VUL Legacy New Biz	#860403